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                                 EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-16539, 33-37173, 33-43155 and 33-85270) on Form S-8.



                                                             ARTHUR ANDERSEN LLP



San Jose, California
June 24, 1996


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